Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,029,301.40
Previously Paid Amount	0.00
Total Fee Amount	1,523.15
Total Offset Amount	0.00
Net Fee	$ 1,523.15